Exhibit 10.2

FOURTH AMENDMENT TO THE

EXTERRAN PARTNERS, L.P. LONG-TERM INCENTIVE PLAN

This FOURTH AMENDMENT to Exterran Partners, L.P. Long-Term Incentive Plan (this “Fourth Amendment”), is made and adopted by the Board of Directors (the “Board”) of Exterran GP LLC, a Delaware limited liability company (the “Company”), the general partner of Exterran General Partner, L.P., a Delaware limited partnership, which is the general partner of Exterran Partners, L.P., a Delaware limited partnership, effective as of the Effective Date (as defined below).  Capitalized terms used in this Fourth Amendment that are not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Exterran Partners, L.P. Long-Term Incentive Plan (as amended, the “Plan”);

WHEREAS, pursuant to Section 7(a) of the Plan, the Board has the authority to amend the Plan from time to time;

WHEREAS, it is anticipated that Exterran Holdings, Inc., a Delaware corporation and parent of the Company, will spin-off Exterran Corporation, a Delaware corporation, into a new publicly-traded company (the “Spin-Off”);

WHEREAS, in connection with the Spin-Off, it is anticipated that the names of the Company and certain of its affiliates will change; and

WHEREAS, the Board desires to amend the Plan in order to reflect the new names of the Company and its affiliates following the Spin-Off, effective as of the date of the consummation of the Spin-Off (the “Effective Date”).

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, subject to, and effective as of the Effective Date:

AMENDMENT

1.                                      Name of Plan.  The name of the Plan shall be amended to “Archrock Partners, L.P. Long-Term Incentive Plan.”

2.                                      References.  All references in the Plan to (i) “Exterran Partners, L.P.” shall be amended to refer to “Archrock Partners, L.P.”; (ii) “Exterran GP LLC” shall be amended to refer to “Archrock GP LLC”; (iii) “Exterran General Partner, LP” shall be amended to refer to “Archrock General Partner, L.P.”; (iv) “Exterran Holdings, Inc.” shall be amended to refer to “Archrock, Inc.” ; and (v) “Exterran” shall be amended to refer to “Archrock.”

3.                                      General.  This Fourth Amendment shall be and hereby is incorporated into and forms a part of the Plan, and except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

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I hereby certify that the foregoing Fourth Amendment was duly adopted by the Board of Directors of Exterran GP, LLC on October 25, 2015.

Executed on this 3rd day of November 2015.

By:	/s/ Donald C. Wayne
	Name:	Donald C. Wayne
	Title:	Senior Vice President and General Counsel